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EXHIBIT INDEX

Exhibit 6(a): Copy of Distribution Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Growth Fund and Strategist Growth Trends Fund, and American Express Service Corporation.

Exhibit 6(b): Copy of Distribution Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Special Growth Fund, and American Express Service Corporation.

Exhibit 8(a): Copy of Custodian Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Growth Fund and Strategist Growth Trends Fund, and American Express Trust Company.

Exhibit 8(b): Copy of Addendum to Custodian Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Growth Fund and Strategist Growth Trends Fund, and American Express Trust Company and American Express Financial Corporation.

Exhibit 8(c): Copy of Custodian Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Special Growth Fund, and American Express Trust Company.

Exhibit 8(d): Copy of Addendum to Custodian Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Aggressive Growth Fund, and American Express Trust Company and American Express Financial Corporation.

Exhibit 9(a): Copy of Transfer Agency Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Growth Fund and Strategist Growth Trends Fund, and American Express Financial Corporation.

Exhibit 9(b): Copy of Transfer Agency Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Special Growth Fund, and American Express Financial Corporation.

Exhibit 9(c): Copy of Administrative Services Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Growth Fund and Strategist Growth Trends Fund, and American Express Financial Corporation.

Exhibit 9(d): Copy of Administrative Services Agreement between Strategist Growth Fund, Inc., on behalf of Strategist Special Growth Fund, and American Express Financial Corporation.

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Exhibit 9(e):            Copy of Agreement and Declaration of Unitholders
                         between IDS Growth Fund, Inc., on behalf of IDS Growth Fund, and Strategist Growth Fund, Inc., on behalf of Strategist Growth Fund.

Exhibit 9(f): Copy of Agreement and Declaration of Unitholders between IDS New Dimensions Fund, Inc. and Strategist Growth Fund, Inc., on behalf of Strategist Growth Trends Fund.

Exhibit 9(g): Copy of Agreement and Declaration of Unitholders between IDS Growth Fund, Inc., on behalf of IDS Research Opportunities Fund, and Strategist Growth Fund, Inc., on behalf of Strategist Special Growth Fund.

Exhibit 11:              Independent Auditors' Consent.

Exhibit 15(a): Copy of Plan and Agreement of Distribution between Strategist Growth Fund, Inc., on behalf of Strategist Growth Fund and Strategist Growth Trends Fund, and American Express Service Corporation.

Exhibit 15(b): Copy of Plan and Agreement of Distribution between Strategist Growth Fund, Inc., on behalf of Strategist Special Growth Fund, and American Express Service Corporation.

Exhibit 17:              Financial Data Schedule.

Exhibit 19(c): Trustees' Power of Attorney to sign Amendments to this Registration Statement, dated January 8, 1997.